Exhibit 99.1
"Safe Harbor" Statement: Statements in this presentation relating to Diamond's business outlook and financial guidance are "forward-looking statements" and are subject to many risks and uncertainties that could cause actual results to differ materially from expectations. We presently consider the following to be among the important factors that could cause actual results to differ materially from expectations: (1) Product recalls or concerns with safety and quality of food products could harm sales or cause consumers to avoid our products. (2) Our raw materials are subject to fluctuations in availability and price, and supply shortages and/or price increases could hurt our profitability. (3) We face intense competition from national and regional competitors, including in the snack food industry, and if we cannot compete effectively, we may lose customers or suffer reduced sales. (4) We depend on a few significant customers for a large proportion of our sales, and the loss of any of these customers or material decrease in their purchases could result in decreased sales. (5) Changes in the food industry, including dietary trends and consumer preferences, could reduce sales of our products. (6) Since we conduct a substantial amount of business outside the U.S., we are subject to special risks which could reduce our sales and disrupt supplies, including local economic and political conditions, trade restrictions, changing regulatory requirements, currency rate fluctuations and natural disasters limiting supply of nuts purchased abroad. (7) We expect costs associated with product processing and transportation, such as fuel, electricity, water and natural gas, to increase, which could reduce our margins and profitability. A detailed discussion of these factors and other risks that affect our business is contained in our SEC filings, including our Annual Report on Form 10-K, filed with the SEC, particularly under the heading "Risk Factors." Copies of our SEC filings are available online from the SEC or by clicking on Investor Relations on Diamond's website at http://www.diamondfoods.com/. All information in this release is current as of the date of this release. Diamond undertakes no duty to update any statement in light of new information or future events.

Grower Meeting December 2005 April 2005

Diamond Sales 185 201 288 282 308 360 150 200 250 300 350 400 450 500 FY 99 FY 00 FY 01 FY 02 FY 03 FY 04 463 FY 05 $ Millions

Diamond Conversion Convert from a cooperative association to a corporation Conduct an initial public offering Results ? ? April Recommended Action

April Recommended Actions Create a liquid form of ownership Proposed value of stock for growers of $120 million (at IPO) * * Assuming $15 price per share Increases Diamond's financial strength by securing permanent equity (estimate of $55 million) Results Created equity valued at $156 million New equity of $90 million *$17/share at IPO plus 13.5% upsizing Diamond Conversion

April Recommended Actions Growers to receive: potential for annual dividends market-based price for walnuts stock and/or cash Results ? $.03/share Q1 2006 ? Diamond Conversion

April Recommended Actions Walnut contract to retain most of the provisions of current marketing agreement Growers can continue remaining term of current contract period Growers can also obtain a 3, 5, or 10 year extension Growers will receive stock even if they choose not to sell walnuts to Diamond after the conversion Results ? ? ? ? Diamond Conversion Results: 95% of growers signed contracts averaging 5.1 years

Value of Stock to Growers Estimated average value per pound 42 cents/lb. Estimated value for growers $120M Results April Projection $156M 55 cents/lb. 31% greater value than projected

Grower Meeting December 2005 April 2005

Diamond/Emerald Marketing Update December 2005

Diamond Classic Holiday Commercials Late December National TV featuring Diamond Classic Holiday Spots Martin Yan Television Sponsorship Diamond will continue to sponsor 13 episodes of the Yan Can Cook program on PBS Focus on "Quick and Easy Asian Cooking" Timing: Autumn 2005 Nut recipes are featured in all 13 episodes DIAMOND TELEVISION ADVERTISING

2005/2006 Holiday Special Interest Publications Full page print advertisements in holiday special interest publications such as: Better Homes and Gardens Cooking Light Family Circle Readers Digest Women's Day Timing: October - January DIAMOND PRINT ADVERTISING

POINT-OF-PURCHASE DISPLAYS Seasonal In Shell Displays Upgraded graphics feature natural nut images Health benefits of nuts are featured on displays Available in pre-packed six-compartment bins Available in knock-down bin sets and canopy

Diamond/Emerald Universal Display Shippers Same display structure used for multiple pack codes Emerald canister shippers Emerald glazed shippers Diamond 1lb. shippers Diamond lay-down shippers Diamond Harvest Reserve shippers Better display structure at a lower cost Increased efficiencies in the plant POINT-OF-PURCHASE DISPLAYS

PACKAGING UPDATES New Emerald logo will be added to all new and existing Emerald Packaging Emerald canister packages will be updated with design enhancements that will help differentiate flavors and call out new stay fresh lid

Emerald Trail Mix Tropical Blend Ingredients Glazed walnuts Granola Roasted cashews Mango, quartered Pineapple, tidbits Banana chips Coconut, shaved EMERALD NEW ITEMS

Emerald Trail Mix Berry Blend Ingredients Glazed walnuts Dried cranberries Granola Roasted peanuts Dried strawberries, diced Yogurt raisins Dried blueberries EMERALD NEW ITEMS

Emerald Trail Mix Breakfast Blend Ingredients Apple glazed walnuts & almonds Granola clusters Yogurt raisins Dried cranberries Fuji apple chips EMERALD NEW ITEMS

Emerald Trail Mix Consumer Testing Results Concept Purchase Intent - 76% of respondents would definitely or probably purchase Emerald Trail Mix items Consumer Research Division of Mattson & Company • Specialists in Consumer Research for New Food & Beverage Products EMERALD NEW ITEMS

CLUB STORE LINE EXTENSIONS Glazed Club Packs 2-20 oz bags banded together to create a 40 oz club pack Available in Original and Chocolate Brownie Glazed Walnuts Available to ship beginning mid-November

E-M-E-R-A-L-D-N-U-T-S Campaign - Television Three new EMERALD NUTS commercials have been developed Two spots will air starting on the Emerald Bowl December 29th Key spot to run on the Super Bowl, February 5th All three commercials will run during the Olympic Winter Games on the cable networks of NBC EMERALD CONSUMER ADVERTISING

E-M-E-R-A-L-D-N-U-T-S Campaign - Print 10 consecutive days of print advertising leading up to the Super Bowl 1/4 page daily ads in the New York Times and USA Today Placement in the Crossword Puzzle section (New York Times) and Sports section (USA Today) as well as the USA Today Super Bowl Coverage section on February 3rd Ads will feature a $1.00 off coupon and will direct consumers to the emeraldnuts.com site to enter into the E-M-E-R-A-L-D-N-U-T-S advertising contest EMERALD CONSUMER ADVERTISING

E-M-E-R-A-L-D-N-U-T-S Campaign - Online On line advertising will feature flash animation prominently on key Yahoo pages Ads will be featured January 23rd through February 27th and will generate over 87 million on line impressions Ads will link to Emeraldnuts.com site where consumers can view all the ads, submit their own ad ideas and be entered into a daily contest and grand prize sweepstakes EMERALD CONSUMER ADVERTISING

E-M-E-R-A-L-D-N-U-T-S Campaign - Online Future segments of the online site will feature a stage where E-M-E-R-A-L-D-N-U-T-S characters can be animated by consumers EMERALD CONSUMER ADVERTISING

Super Bowl Public Relations Outreach in early January to top print publications such as: USA Today, NY Times and Wall Street Journal to generate interest and secure major coverage Send advance clips from Emerald's Super Bowl spot to top National broadcast shows such as: Today Show, Good Morning America, Early Show, etc. Seed top 20 regional market stations (NY, LA, Chicago, Boston, SF, Miami, etc) with "making of" b-roll with interviews and teaser of the final spot Mass distribution of Super Bowl news release to print, electronic and online news outlets on Jan. 11 to ensure Diamond is on the radar of all key media while illustrating what is unique and compelling about the Emerald spot EMERALD CONSUMER ADVERTISING

Beringer Vineyards Exclusive Diamond and Emerald brands partnership with with all Beringer brands for summer 2005 - spring of 2006 Promotional Timing includes: Summer 2005 (June 1 - July 31) Fall 2005 (September 1 - October 31) Holiday 2005 (November 1 - December 31) Super Bowl 2006 (January 1 -February 5) Spring 2006 (March 1 - April 30) Over 3 million Bottle Neck hangers during the 2005-2006 promotional periods Wine Neckers will carry a $1.00 off (2) Emerald or Diamond offers PARTNER PROMOTIONS

Budweiser Super Bowl 2006 Promotion Emerald will again partner exclusively with the Budweiser Select brand for Super Bowl 2006 Promotion will focus on grocery stores and drug stores Grocery promotion will feature coupon for $2 off (2) Emerald Snack nuts (5 oz size or larger) The drug store promotion will feature $1.00 off (2) Emerald Snack nuts (3.75 oz - 4.5 oz size) Estimated 2.5 million coupons will be distributed in grocery and drug stores Timing for both promotions: January 1 - February 5, 2006 PARTNER PROMOTIONS

Emerald Healthy Lifestyle Run Sponsorships Emerald Nuts is proud to be the "Official Snack Nut" of the New York, Los Angeles and Boston Marathons Emerald Nuts is also the title sponsor of several regional running events across the country including: New York, Los Angles and San Francisco Focus is on sampling and regional media Print advertising to run in regional running publications EMERALD SPONSORSHIPS

2005 Emerald Bowl Thursday 12/29/05, 1:30 p.m. National live coverage on ESPN TV (Moved From ESPN2 to ESPN) and radio Diamond and Emerald commercials will air 10 times on ESPN In-park brand exposure includes: Large field and end zone signs Players uniform patches Logos on goal posts and down markers EMERALD SPONSORSHIPS

FALL/SPRING CONSUMER SUPPORT *Subject to change National Advertising MAR APR MAY OCT NOV DEC Premium Sports Properties 3/17 - 319 Partnerships On-Line Emeraldnuts.com Diamondnuts.com JAN FEB 2/5 11/6 12/29 2/6-2/27 12/31 10/16

December 2005 Grower Meeting

2005 Crop Conditions North North North Central Central Central South South South April May June April May June April May June Spring Spring Spring Spring Temperature vs. Normal Temperature vs. Normal Temperature vs. Normal Temperature vs. Normal <.3> .6 <2.7> <1.5> .4 <2.1> <2.3> <.2> <3.3> Precipitation April April 2.4 3.7 1.4 1.5 .6 .2 .6 .7 0 Summer Days over 1000 2004 2004 29 20 12 2005 2005 42 30 27 Fall (September) Temperature vs. Normal Temperature vs. Normal Temperature vs. Normal Temperature vs. Normal <2.0> <2.2> <2.3> Precipitation Precipitation Precipitation Below Normal Below Normal Below Normal Below Normal Below Normal Below Normal Below Normal Below Normal Below Normal

State Crop Size 1995 - 2005 Year 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 Crop Size 233 206 267 228 281 237 304 280 324 323 340 Tons in Thousands

Tons per Acre Comparison 2004 vs. 2005 Chandler Howard Tulare Hartley Ashley Payne Serr Vina Others % Variance 0.21 -0.06 0.01 0.06 -0.09 -0.06 -0.02 -0.11 -0.22

Daily Truck Receipts 2003-2005 Number of Trucks per Day

Peak Truck Receipts 2005- October 19th 224 loads 2004- October 9th 203 loads 2003- October 24th 225 loads

RPU Scheduling 2003-2005 Percentage

2005 Crop Characteristics

Edible Yield Comparison 1995 - 2005 Year 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 Edible Yield % 43.9 45 45.5 45.9 47.3 44.7 47.5 46.4 46.75 47.65 45.84 % Edible Yield

Color Comparison 1995 - 2005 Year 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 RLI 51 51.6 51.9 51.8 53.7 52 53.1 53.6 52.3 52.1 52.26 Reflected Light Index

Off-grade Comparison 1995 - 2005 Year 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 Offgrade 8.6 6.4 4.5 6 3.7 4.1 2.2 2.01 2.6 3.5 4.35 Offgrade %

Class 1 Comparison 1995 - 2005 Year 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 Class 1 77.7 92.9 91.3 88.9 94.9 94.2 96.8 97.51 95.7 91.2 91.6 Percentage Class 1

Inshell Eligible Comparison 1995 - 2005 Year 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 Inshell Eligible % 18.59 25.93 36.83 18.83 24.08 30.02 25.65 29.63 22.55 24.6 24.05 % Inshell Eligible

Top Quality Awards

Region I 2004 Crop Top Quality Awards

Region II 2004 Crop Top Quality Awards

Region III 2004 Crop Top Quality Awards

Top Payment Attributes

2004 Crop Top Inshell Variety Payments Ashley Payne Vina Hartly Base Payment 0.6649 0.6684 0.6534 0.7029 Inshell Premium 0.052 0.06 0.06 0.06 Early Harvest Bonus 0.03 0.03 0.03 0 Price per Pound $0.747 $0.758 $0.743 $0.763

2004 Crop Top Inshell Grades 20

2004 Crop Top Shelling Variety Payments Serr Tulare Chandler Sunland Howard Base Value 0.7968 0.7651 0.7967 0.7557 0.7442 Shelling Bonus 0.0733 0.0709 0.0705 0.0714 0.0689 Variety Premium 0.0842 0.0702 0.1032 0.0734 0.0792 Price per Pound $0.954 $0.906 $0.970 $0.901 $0.892 21

2004 Crop Top Shelling Variety Grades 22

On-Line Access Information Dehydrator Delivery Grading Payment

December 2005 Grower Meeting